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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 29, 2001

TRANSGENOMIC, INC. (Exact name of registrant as specified in its charter)
Delaware (State of Formation)	000-30975 (Commission File Number)
911789357 (IRS Employer Identification Number)
12325 Emmet Street Omaha, NE (Address of principal executive offices)	68164 (Zip Code)
(402) 452-5400 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

    On May 29, 2001, Transgenomic, Inc., a Delaware corporation ("Transgenomic"), consummated the merger transaction described in an Agreement and Plan of Merger, dated as of April 30, 2001, as amended by that certain Addendum dated May 18, 2001, (the "Merger Agreement"), by and among Transgenomic, TBIO Nebraska, Inc., a Delaware corporation and a wholly-owned subsidiary of Transgenomic ("TBIO Nebraska"), TBIO Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of TBIO Nebraska ("Merger Sub") and Annovis, Inc., a Delaware corporation ("Annovis"), pursuant to which Merger Sub was merged with and into Annovis, with Annovis becoming a wholly-owned subsidiary of TBIO Nebraska (the "Merger").

    As a result of the Merger, each outstanding share of common stock, $.01 par value, of Annovis was converted into the right to receive approximately 0.15 fully paid and nonassessable share of common stock, $.01 par value, of Transgenomic. Approximately, 1,967,000 shares of Transgenomic common stock will be issued in connection with the Merger, with fractional shares being rounded up or down to the nearest whole share. Transgenomic will also pay up to $500,000 in cash in lieu of stock to certain stockholders of Annovis. A total of 15% of the total shares of Transgenomic stock being issued in the Merger will be held in an escrow account with a bank. Such shares will be delivered to the former stockholders of Annovis after the first anniversary of the Merger, but the amount delivered is subject to reduction if certain financial and other conditions described in the Merger Agreement are not satisfied.

    No material relationship exists between Annovis and its affiliates and Transgenomic and its affiliates, any director or officer of Transgenomic, or any associate of such director or officer. The terms of the Merger Agreement, including the amount of merger consideration to be paid by Transgenomic, resulted from arm's-length negotiation. The description of the terms of the Merger is qualified in all respects by reference to the Merger Agreement and the Addendum thereto, which are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.

    A copy of the press release regarding the consummation of the Merger issued by Transgenomic is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

  (a)
  Financial Statements of Business Acquired

      No financial statements are required pursuant to Rule 3-05(b)(2) of Regulation S-X.

  (b)
  Pro Forma Financial Information

      No pro forma financial information is required pursuant to Article 11 of Regulation S-X.

  (c)
  Exhibits

  2.1
  Agreement and Plan of Merger, dated as of April 30, 2001 among Transgenomic, Inc., TBIO Nebraska, Inc., TBIO, Inc. and Annovis, Inc.

  2.2
  Addendum to Agreement and Plan of Merger, dated as of May 18, 2001 among Transgenomic, Inc., TBIO Nebraska, Inc., TBIO, Inc. and Annovis, Inc.

  99.1
  Press Release, dated May 29, 2001, of Transgenomic, Inc.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSGENOMIC, INC.
By	/s/ GREGORY J. DUMAN Gregory J. Duman, Chief Financial Officer

May 29, 2001

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SIGNATURE